October 18, 1995



Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

	Re:	The Titan Corporation - Commission File No. 1-6035
Form 8-K

Gentlemen and Ladies:

		Pursuant to Rule 13a-13 or Rule 15d-13 of the
Securities Exchange Act of 1934, enclosed for filing with the Commission is a Current Report on Form 8-K dated October 18, 1995.

	An executed copy of this report is being filed with the New York Stock Exchange.

	Sincerely,



	David A. Hahn
	Senior Vice President
	General Counsel and Secretary


cc:	New York Stock Exchang








UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549


FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 1995


THE TITAN CORPORATION
EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER




Delaware		1-6035		95-2588754
State or Other Jurisdiction of		Commission File No.
	I.R.S. Employer
Incorporation or Organization
	Identification Number



3033 Science Park Road
San Diego, CA  92121
Address of Principal Executive Offices


(619) 552-9500

Registrant's Telephone Number, Including Area Code





Item 5.	Other Events.

	On October 18, 1995, the Board of Directors (the
"Board") of The Titan Corporation (the "Company") adopted an amendment to its By-laws in order to ensure (i) orderly procedures for nomination of persons for election to the Board of Directors and the proposal of business to be conducted at an annual or special meeting of stockholders, (ii) an orderly procedure for determining which stockholders will be able to take part in a written consent action, (iii) compliance with Rule 14a-13 of the Securities Exchange Act of 1934 and (iv) that any written consent action be efficiently and effectively undertaken without disenfranchising any of the stockholders of the Company. A copy of such amendment is attached hereto as an exhibit.


Item 7.	Exhibits

	Exhibit 3.2	Amendment to By-laws of the Company, dated
October 18, 1995.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

			THE TITAN CORPORATION
			(REGISTRANT)



			By:

				Gene W. Ray
				President


Date:   October 18, 199


AMENDMENT TO BYLAWS
OF
THE TITAN CORPORATION


	1.	In order to ensure (i) orderly procedures for
nominations of persons for election to the Board of Directors and the proposal of business to be conducted at an annual or special meeting of stockholders, (ii) an orderly procedure for determining which stockholders will be able to take part in a written consent action, (iii) compliance with Rule 14a-13 of the Securities Exchange Act of 1934 and (iv) that any written consent action be efficiently and effectively undertaken without disenfranchising any of the stockholders of the Corporation, Article II of the Bylaws is amended to add Sections 2.08 through 2.11 that shall read as follows:

	Section 2.08		Notice of Stockholder Business and
Nominations

	(A)	Annual Meeting of Stockholders.   (1) Nominations of
persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law,

	(2)	For nominations or other business to be properly
brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A) (1) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

	(3)	Notwithstanding anything in the second sentence of
paragraph (A) (2) of this By Law to the contrary, in the event that the number of Directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal execution offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

	(B)	Special Meetings of Stockholders.   Only such business
shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors at (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons
(as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A) (2) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

	(C)	General.   (1)   Only such persons who are nominated
in accordance with the procedures set forth in this By-Law shall be eligible to serve as director; and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

	(2)	For purposes of the By-Law, "public announcement"
shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

	(3)	Notwithstanding the foregoing provisions of this By-
Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred
Stock to elect directors under specified circumstances.

	Section 2.09  Record Date for Action by Written Consent.

		In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been filed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

	Section 2.10   Inspectors of Written Consent

		In the event of the delivery, in the manner provided by
Section 2.09, to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 2.09 represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other actions (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation.)

	Section 2.11  Effectiveness of Written Consent.

		Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated written consent was received in accordance with Section 2.09, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in Section 2.09.

	2.	Other than as amended above, the Bylaws of the Corporation
shall remain in full force and effect.

	IN WITNESS WHEREOF, this Amendment to Bylaws has been signed by its duly elected President this 18th day of October, 1995.


						THE TITAN CORPORATION


								/s/ Gene W. Ray
							Gene W. Ray
							President and Chief Executive
Officer




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